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                                                                    Exhibit 4.10


                             AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT


                                                      Dated as of March 13, 2002

                  AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among DRESSER, INC., a Delaware corporation (the "U.S. BORROWER") and D.I. LUXEMBOURG S.A.R.L., a corporation organized and existing under the laws of Luxembourg (the "EURO BORROWER", and, collectively with the U.S. Borrower, the "BORROWERS"), DEG ACQUISITIONS, LLC, a limited liability company organized and existing under the laws of Delaware (the "PARENT"), the Subsidiary Guarantors parties to the Credit Agreement referred to below (the "SUBSIDIARY GUARANTORS"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS") and MORGAN STANLEY SENIOR FUNDING, INC., as agent (the "AGENT") for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrowers, the Parent, the Subsidiary Guarantors, the Lenders and the Agent have entered into a Credit Agreement dated as of April 10, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

                  (a) The definitions of "Appropriate Lender", "Defaulted Amount", "Equivalent", "Initial Issuing Bank", "Issuing Bank", "Lender Party", "Letter of Credit Advance", "Letter of Credit Commitment", "Letter of Credit Facility", "Required Lenders", "Termination Date", "Total Debt/EBITDA Ratio" and "Unused Revolving Credit Commitment" in
         Section 1.01 are amended in full to read as follows:

                           '"APPROPRIATE LENDER" means, at any time, with
                  respect to (a) any of the Tranche A U.S. Term, Tranche A Euro Term, Tranche B Term or Revolving Credit Facilities, a Lender that has a Commitment with respect to such Facility at such time, (b) the Swing Line Facility, (i) the Swing Line Bank and
                  (ii) if the other Revolving Credit Lenders have made Swing Line Advances pursuant to Section 2.02(b) that are outstanding at such time, each such other Revolving Credit Lender and (c) the Letter of Credit Facility, (i) any Issuing Bank and (ii) if the other Revolving Credit Lenders have made Letter of Credit Advances

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                  pursuant to Section 2.03(c) that are outstanding at such time, each such other Revolving Credit Lender.

                           "DEFAULTED AMOUNT" means, with respect to any Lender
                  Party at any time, any amount required to be paid by such Lender Party to any Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Swing Line Bank pursuant to Section 2.02(b) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (b) any Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by such Issuing Bank, (c) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (d) any other Lender Party pursuant to Section 2.15 to purchase any participation in Advances owing to such other Lender Party and
                  (e) any Agent or any Issuing Bank to reimburse such Agent or such Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to such Agent or such Issuing Bank. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

                           "EQUIVALENT" in Dollars of any Applicable Letter of
                  Credit Currency (other than Dollars) on any date means the equivalent in Dollars of such Applicable Letter of Credit Currency determined by using the quoted spot rate at which the Administrative Agent's principal office in New York City offers to exchange Dollars for such Applicable Letter of Credit Currency in New York City prior to 4:00 P.M. (New York City time) (unless otherwise indicated by the terms of this Agreement) on such date, and the "EQUIVALENT" in Euros of any Dollars means the equivalent in Euros of such Dollars determined by using the quoted spot rate at which the Administrative Agent's principal office in New York City offers to exchange Euros for Dollars in New York City prior to 4:00 P.M. (New York City time) (unless otherwise indicated by the terms of this Agreement) on such date.

                           "INITIAL ISSUING BANKS" means each bank listed on
                  Schedule I hereto that has a Letter of Credit Commitment.

                           "ISSUING BANKS" means each Initial Issuing Bank and
                  any other financial institution approved as an Issuing Bank by the Administrative Agent and any Eligible Assignee to which all or a portion of a Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its Applicable


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                  Lending Office and the amount of its Letter of Credit
                  Commitment (which information shall be recorded by the Administrative Agent in the Register), for so long as such Initial Issuing Bank, Revolving Credit Lender or Eligible Assignee, as the case may be, shall have a Letter of Credit Commitment.

                           "LENDER PARTY" means any Lender, any Issuing Bank or
                  the Swing Line Bank.

                           "LETTER OF CREDIT ADVANCE" means an advance made by
                  any Issuing Bank or any Revolving Credit Lender pursuant to
                  Section 2.03(c).

                           "LETTER OF CREDIT COMMITMENT" means, with respect to
                  any Issuing Bank at any time, the amount set forth opposite such Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if such Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                           "LETTER OF CREDIT FACILITY" means, at any time, an
                  amount equal to the lesser of (a) the aggregate amount of the Issuing Banks' Letter of Credit Commitments at such time and
                  (b) U.S.$75,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                           "REQUIRED LENDERS" means, at any time, Lenders owed
                  or holding at least a majority in interest of the aggregate principal amount (based, in the case of the Tranche A Euro Term Facility, any Letter of Credit denominated in an Applicable Letter of Credit Currency other than Dollars and any Letter of Credit Advance denominated in an Applicable Letter of Credit Currency other than Dollars, on the Equivalent in Dollars at such time) of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused Commitments under all Facilities (other than the Revolving Credit Facility, the Swing Line Facility or the Letter of Credit Facility) at such time and (d) the aggregate Unused Revolving Credit Commitments at such time; provided, however, that, if any Lender shall be either (i) a Defaulting Lender or
                  (ii) an Affiliate of any Loan Party at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount (based, to the extent applicable, on the Equivalent in Dollars at such time) of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (B) such Lender's Pro Rata share of the aggregate Available Amount of all Letters of Credit outstanding at such time, (C) the aggregate unused Commitments of such Lender under all Facilities (other than the Revolving Credit Facility, the Swing Line Facility or the Letter of Credit Facility) at such time and (D) the Unused Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit


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                  Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments.

                           "TERMINATION DATE" means the earlier of (a) the date
                  of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments, the Tranche A U.S. Term Commitments, the Tranche A Euro Term Commitments and the Tranche B Term Commitments pursuant to Section 2.05 or Section
                  6.01 and (b)(i) for purposes of the Revolving Credit Facility, the Letter of Credit Facility, the Tranche A U.S. Term Facility and the Tranche A Euro Term Facility, April 10, 2007, and (ii) for purposes of the Tranche B Term Facility and for all other purposes, April 10, 2009.

                           "TOTAL DEBT/EBITDA RATIO" means, for any period, the
                  ratio of (A) the sum of (i) Consolidated Debt for Borrowed Money of the U.S. Borrower and its Subsidiaries on the last day of such period, and (ii) without duplication, for the U.S. Borrower and its Subsidiaries, determined on a Consolidated basis, the aggregate amount of the liquidation preference with respect to any Preferred Interests that are not Qualified Preferred Stock issued and outstanding on the last day of such period to (B) Consolidated Pro Forma Adjusted EBITDA of the U.S. Borrower and its Subsidiaries for the four fiscal quarter period ending on the last day of such period, provided that
                  (i) for any calculation for any period ending on or prior to December 31, 2003, there shall be excluded, solely for the purpose of the calculation of Consolidated Debt for Borrowed Money for this definition, any cash or Cash Equivalents held by the U.S. Borrower or any of its Subsidiaries on the last day of such period and (ii) for any calculation for any period ending after December 31, 2003, there shall be excluded, solely for the purpose of the calculation of Consolidated Debt for Borrowed Money for this definition, any cash or Cash Equivalents held by the U.S. Borrower or any of its Subsidiaries on the last day of such period so long as the aggregate principal amount of Revolving Credit Advances, Letter of Credit Advances and Swing Line Advances outstanding on such last day shall not exceed the amount of the Swing Line Facility on such last day.

                           "UNUSED REVOLVING COMMITMENT" means, with respect to
                  any Revolving Credit Lender at any time, (a) such Lender's Revolving Credit Commitment at such time minus (b) the sum of
                  (i) the aggregate principal amount of all Revolving Credit Advances made by such Lender and outstanding at such time plus
                  (ii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time (based, in the case of any Letter of Credit denominated in an Applicable Letter of Credit Currency other than Dollars on the Equivalent in Dollars at such time), (B) the aggregate principal amount of all Letters of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time (based, in the case of any Letter of Credit Advance denominated in an Applicable Letter of Credit Currency other than Dollars, on the Equivalent in Dollars at such time) and
                  (C) the Swing Line Reserve at such time."


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                  (b) Section 1.01 is further amended by inserting the following definitions in appropriate alphabetical order:

                           "APPLICABLE LETTER OF CREDIT CURRENCY" means Dollars,
                  Euros and, to the extent that an Issuing Bank agrees (in its sole discretion) in connection with an issuance of Letters of Credit, any other freely traded and transferable currency.

                           "ASSET SECURITIZATION" means a structured receivables
                  financing transaction entered into by the U.S. Borrower and its Subsidiaries provided that (a) the monetary Obligations of the U.S. Borrower and its Subsidiaries in respect of the Asset Securitization shall be non-recourse to any Loan Party (other than such recourse as is customary in receivables securitization transactions of this type), (b) the documentation relating to the Asset Securitization shall be in form and substance reasonably satisfactory to the Administrative Agent, (c) the U.S. Borrower and its Subsidiaries shall have received in cash from the initial transfer of the Securitization Receivables in connection with such structured receivables financing Net Cash Proceeds in an amount at least equal to 70% of the aggregate principal amount of the Securitization Receivables so transferred, and (d) the Administrative Agent shall be reasonably satisfied that all amounts relating to the Securitization Receivables shall not be commingled with cash or other amounts of the Borrowers and their respective Subsidiaries and that all amounts paid in respect of such Securitization Receivables shall be deposited into one or more lockboxes or other bank accounts in which no other funds are deposited on terms and conditions reasonably satisfactory to the Administrative Agent.

                           "HIGH YIELD ADD-ON PROCEEDS" means an amount equal to
                  the lesser of (i) U.S. $100,000,000 and (ii) 50% of the gross cash proceeds from the first issuance by the U.S. Borrower after March 1, 2002 of Senior Subordinated Debt to the extent that the Net Cash Proceeds of such issuance are applied to permanently reduce the Facilities hereunder, without taking into account any portion of accrued interest with respect to such Senior Subordinated Debt pre-funded by the holders thereof.

                           "RECEIVABLES SUBSIDIARY" means a Subsidiary of the
                  U.S. Borrower that conducts no business other than the Asset Securitization and activities incidental thereto.

                           "SECURITIZATION RECEIVABLES" means, initially, all
                  receivables of the U.S. Borrower and its Subsidiaries (the "ORIGINATOR") of the type described on Schedule IV hereto. For the avoidance of doubt, Securitization Receivables shall include amounts owing to the Originator in respect of products sold and/or services rendered by the Originator, in all cases regardless of whether such receivables are characterized as accounts receivable, general intangibles or otherwise, and shall include certain related rights described in the documentation approved by the Administrative Agent in connection with the Asset Securitization."


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                  (c) Section 2.01(f) is amended in full to read as follows:

                           "(f) The Letters of Credit. Each Issuing Bank
                  severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit (the "LETTERS OF CREDIT") in an Applicable Letter of Credit Currency for the account of the U.S. Borrower from time to time on any Business Day during the period from the date hereof until 5 days before the Termination Date in an aggregate Available Amount (i) for all Letters of Credit (in the case of a Letter of Credit issued in an Applicable Letter of Credit Currency other than Dollars, the Equivalent in Dollars of such Applicable Letter of Credit Currency) not to exceed at any time the lesser of
                  (x) the Letter of Credit Facility at such time and (y) such Issuing Bank's Letter of Credit Commitment at such time and
                  (ii) for each such Letter of Credit (in the case of a Letter of Credit issued in an Applicable Letter of Credit Currency other than Dollars, the Equivalent in Dollars of such Applicable Letter of Credit Currency) not to exceed the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the U.S. Borrower or the beneficiary to require renewal) later than 5 days before the Termination Date and (A) in the case of a Standby Letter of Credit, 25 months after the date of issuance thereof, but may by its terms be renewable annually upon notice (a "NOTICE OF RENEWAL") given to the Issuing Bank that issued such Standby Letter of Credit and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Standby Letter of Credit and upon fulfillment of the applicable conditions set forth in Article III unless such Issuing Bank has notified the U.S. Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Standby Letter of Credit (a "NOTICE OF TERMINATION") and (B) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof; provided that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank that issued such Standby Letter of Credit to give the beneficiary named in such Standby Letter of Credit notice of any Notice of Termination, (y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 5 days before the Termination Date. If either a Notice of Renewal is not given by the U.S. Borrower or a Notice of Termination is given by the relevant Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal the relevant Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the U.S. Borrower,


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                  deem that a Notice of Renewal had been timely delivered and in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Notwithstanding the foregoing, any Letter of Credit may expire after the Termination Date if on or prior to the Termination Date (i) it is cash collateralized in an amount equal to (A) 105% of the amount of such Letter of Credit, plus (B) any additional amounts owing under such Letter of Credit, (ii) a "back-stop" letter of credit is issued in respect of such Letter of Credit on terms and from an issuer satisfactory to the Issuing Bank thereof and the Administrative Agent or (iii) other arrangements are made that are satisfactory to each Revolving Credit Lender, the Issuing Bank thereof and the Administrative Agent. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the U.S. Borrower may request the issuance of Letters of Credit under this Section 2.01(f), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to
                  Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(f)."

                  (d) Section 2.02(a) is amended by deleting the proviso at the end thereof and replacing it with the following new proviso:

                           "provided, however, that, in the case of any
                  Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by any Issuing Bank and by any other Revolving Credit Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to such Issuing Bank and such other Revolving Credit Lenders for repayment of such Letter of Credit Advances."

                  (e) Section 2.03 is amended in full to read as follows:

                           "SECTION 2.03. Issuance of and Drawings and
                  Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) on the tenth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the U.S. Borrower to any Issuing Bank, which shall give to the Administrative Agent and each Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "NOTICE OF ISSUANCE") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit and the Applicable Letter of Credit Currency in which the requested Letters of Credit is to be issued, (C) expiration date of such Letter of Credit and whether such Letter of Credit is a Trade Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the U.S. Borrower for use in connection with such requested Letter of Credit (a "LETTER OF CREDIT AGREEMENT"). If (x) the requested form of such Letter of Credit is acceptable to such Issuing Bank in its sole discretion, (y) such Issuing


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                  Bank has not received notice of objection asserting that the conditions contained in Section 3.02 have not been satisfied to such issuance from Lenders holding at least a majority of the Revolving Credit Commitments and (z) the issuance of the requested Letter of Credit is within the limits of Section 2.01(f), such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the U.S. Borrower at its office referred to in Section 8.02 or as otherwise agreed with the U.S. Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

                           (b) Letter of Credit Reports. Each Issuing Bank shall
                  furnish to the Administrative Agent (who will promptly thereafter furnish to each Revolving Credit Lender) on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the previous week and drawings during such week under all Letters of Credit and the average daily aggregate Available Amount during the preceding week of all Letters of Credit issued by such Issuing Bank.

                           (c) Drawing and Reimbursement. The payment by any
                  Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon written demand by any Issuing Bank with an outstanding Letter of Credit Advance to the Administrative Agent requesting reimbursement from each Revolving Credit Lender for such outstanding Letter of Credit Advance, the Administrative Agent shall immediately send notice of such reimbursement demand by facsimile to each Revolving Credit Lender. Upon receipt of such reimbursement demand from the Administrative Agent, each Revolving Credit Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each such Revolving Credit Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase (based, in the case of any Letter of Credit Advance denominated in an Applicable Letter of Credit Currency other than Dollars, on the Equivalent in Dollars at such time), by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Revolving Credit Lender (based, in the case of any Letter of Credit Advance denominated in an Applicable Letter of Credit Currency other than Dollars, on the Equivalent in Dollars at such time). Promptly after receipt thereof, the Administrative Agent shall transfer such funds to such Issuing Bank. The U.S. Borrower hereby agrees to each such sale and assignment. Each Revolving Credit Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank which made such Advance, provided that notice of such demand is given to the Administrative Agent not later than 11:00 A.M. (New York City


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                  time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given, to the Administrative Agent after such time. Upon any such assignment by an Issuing Bank to any Revolving Credit Lender of a portion of a Letter of Credit Advance, such Issuing Bank represents and warrants to such other Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.

                           (d) Failure to Make Letter of Credit Advances. The
                  failure of any Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date."

                  (f) Section 2.04(e) is amended in full to read as follows:

                           "(e) Swing Line Advances. The U.S. Borrower shall
                  repay to the Administrative Agent for the account of the Swing Line Bank and each other Revolving Credit Lender that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the tenth day after the date on which such Advance was made and the Termination Date in respect of the Revolving Credit Facility, provided, to the extent the U.S. Borrower shall not have repaid such Swing Line Advance on the tenth day after the date on which such Advance was made, such Swing Line Advance shall automatically convert into a Revolving Credit Advance, accruing interest at the Base Rate."

                  (g) Section 2.04(f) is amended in full as follows:

                           "(f) Letter of Credit Advances. (i) The U.S. Borrower
                  shall repay to the Administrative Agent for the account of each Issuing Bank and each other Revolving Credit Lender that has made a Letter of Credit Advance on the earlier


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                  of the tenth day after the date on which such Advance was made and the Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them, provided, to the extent the U.S. Borrower shall not have repaid such Letter of Credit Advance on the tenth day after the date on which such Advance was made, such Letter of Credit Advance shall automatically convert into a Revolving Credit Advance (based, in the case of Letter of Credit Advance denominated in an Applicable Letter of Credit Currency other than Dollars, on the Equivalent in Dollars at such time), which shall be a Base Rate Advance.

                           (ii) The Obligations of the U.S. Borrower under this
                  Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the U.S. Borrower is without prejudice to, and does not constitute a waiver of, any rights the U.S. Borrower might have or might acquire as a result of the payment by any Issuing Bank of any draft or the reimbursement by the U.S. Borrower thereof):

                                    (A) any lack of validity or enforceability
                           of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C RELATED Documents");

                                    (B) any change in the time, manner or place
                           of payment of, or in any other term of, all or any of the Obligations of the U.S. Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                                    (C) the existence of any claim, set-off,
                           defense or other right that the U.S. Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                                    (D) any statement or any other document
                           presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                    (E) payment by any Issuing Bank under a
                           Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                                    (F) any exchange, release or non-perfection
                           of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of the U.S. Borrower in respect of the L/C Related Documents; or

                                    (G) any other circumstance or happening
                           whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the U.S. Borrower or a guarantor."

                  (h) Section 2.06(b)(v) is amended by adding the word "relevant" immediately before the phrase "Issuing Bank" in the last sentence thereof.

                  (i) Section 2.08(c) is amended in full to read as follows:

                           "(c) Letter of Credit Fees, Etc. (i) The U.S.
                  Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commission, payable in arrears quarterly on the last day of each March, June, September and December, commencing June 30, 2001, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter, at a rate equal to the then Applicable Margin for Eurodollar Rate Advances under the Revolving Credit Facility.

                           (ii) The U.S. Borrower shall pay to each Issuing
                  Bank, for its own account, (A) an issuance fee for each Letter of Credit in an amount equal to 0.125% of the Available Amount of such Letter of Credit on the date of issuance thereof, payable on such date, or such other amount as the U.S. Borrower and such Issuing Bank may agree and (B) such other commissions, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the U.S. Borrower and such Issuing Bank shall agree."

                  (j) Section 2.15(b)(ii) is amended in full to read as follows:

                           "(ii) second, to the Issuing Banks and the Swing Line
                  Bank for any Defaulted Amounts then owing to them, in their capacities as such, pro rata in accordance with such Defaulted Amounts then owing to the Issuing Banks and the Swing Line Bank; and"

                  (k) Section 2.15(c)(ii) is amended in full to read as follows:

                           "(ii) second, to the Issuing Banks and the Swing Line
                  Bank for any amounts then due and payable to them hereunder, in their capacities as such, pro rata by such Defaulting Lender, in accordance with such amounts then due and payable to the Issuing Banks and the Swing Line Bank;"

                  (l) Section 2.17(a) is amended in full to read as follows:

                           "The U.S. Borrower may, at any time and from time to
                  time prior to the Termination Date, by notice to the Administrative Agent, request the addition of a new facility pursuant to an increase in the Tranche B Term Commitments (each, a "COMMITMENT INCREASE") equal to up to the sum of U.S. $95,000,000 (or the Equivalent in Euros thereof) plus the High Yield Add-On Proceeds (or the Equivalent in Euros thereof) in the aggregate to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the "INCREASE DATE") as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of all of the Increases exceed the sum of U.S. $95,000,000 (or the Equivalent in Euros thereof) plus the High Yield Add-On Proceeds (or the Equivalent in Euros thereof), (ii) on the date of any request by the U.S. Borrower for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in
                  Section 3.02 and in clause (d) of this Section 2.17 shall be satisfied and, to the extent such Commitment Increase is to be used to finance a Permitted Acquisition or the Pending Acquisition, the conditions set forth in respectively the definition of Permitted Acquisition or in Section 5.02(f)(vii) shall be satisfied, and (iii) such new facility shall contain such other terms as may be agreed by the U.S. Borrower and the Agents."

                  (m) Section 3.02 is amended by deleting the first paragraph thereof and replacing it with the following new paragraph:

                           "SECTION 3.02. Conditions Precedent to Each Borrowing
                  and Issuance and Renewal. The obligation of each Appropriate Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Revolving Credit Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the initial Borrowing), and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit and the right of the U.S. Borrower to request a Swing Line Borrowing, shall be subject (a) to the further conditions precedent that on the date of such Borrowing or issuance or renewal the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Issuance or Notice of Renewal and the acceptance by the Applicable Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit shall constitute a representation and warranty by such Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):"

                  (n) Section 5.01(j) is amended by adding immediately after the phrase "new direct Subsidiary" in clause (y) thereof the parenthetical "(other than the Receivables Subsidiary)".

                  (o) Section 5.02(a) is amended by (i) deleting the word "and" at the end of clause (vii); (ii) adding the word "and" to the end of clause (viii) and (iii) adding a new clause (ix) immediately following clause (viii) thereof to read as follows:

                           "(ix) Liens arising in connection with the Asset
                  Securitization."

                  (p) Section 5.02(b) is amended by (i) adding a new clause (D) immediately following clause (C) of subsection (i) thereof to read as follows:

                           "(D) Debt incurred in the Asset Securitization, which
                  Debt is non-recourse to the U.S. Borrower and its Subsidiaries (other than the Receivables Subsidiary) to the extent customary in structured finance transaction of such type; and"

                  and (ii) deleting the phrase "subordinated on terms reasonably acceptable to the Administrative Agent to the Debt under the Loan Documents" in subsection (ii)(O).

                  (q) Section 5.02(e) is amended in full to read as follows:

                           "(e) Sales, Etc., of Assets. Sell, lease, transfer or
                  otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                                    (i) sales, leases, transfers and
                           dispositions of assets in the ordinary course of its business;

                                    (ii) in a transaction authorized by Section
                           5.02(d) (other than subsection (iv) thereof);

                                    (iii) sales and other dispositions of assets
                           for fair market value of not more than
                           U.S.$25,000,000 in any one Fiscal Year and U.S.$75,000,000 in the aggregate for all such transactions (of which at least 75% shall be payable in cash); provided that the Borrowers shall, on the first anniversary of the date of receipt by any Loan Party or any of its Subsidiaries of the Net Cash Proceeds from such sale, prepay the Advances if and to the extent required by Section 2.06(b)(ii).

                                    (iv) sales or other dispositions of assets
                           permitted by Section 5.02(f); and

                                    (v) the sale of accounts receivable in
                           connection with the Asset Securitization, which sale is non-recourse with respect to the U.S. Borrower and its Subsidiaries (other than the Receivables Subsidiary) to the extent customary in structured finance transactions of such type; provided that the U.S. Borrower shall, on the date of receipt by any Loan Party or any of its Subsidiaries of the net cash proceeds from the initial sale or, to the extent of any subsequent net increase in the aggregate receivables pool funded by the Asset Securitization, any incremental sale, prepay the Advances if and to the extent required by Section 2.06(b)(ii)."

                  (r) Section 5.02(q) is added to the Credit Agreement and shall read as follows:

                           "(q) Proceeds of Securitization of Receivables.
                  Commingle, or permit any Subsidiary of the Borrowers to commingle, amounts relating to the Securitization Receivables that have been sold pursuant to the Asset Securitization with cash or any other amounts of the Borrowers and their respective Subsidiaries."

                  (s) Section 5.04(a) is amended by deleting the table set forth therein in its entirety and substituting therefor the following table:

        QUARTER ENDING                            RATIO
        --------------                            -----
March 31, 2002                                 4.90:1.00
June 30, 2002                                  4.90:1.00
September 30, 2002                             4.90:1.00
December 31, 2002                              4.90:1.00

March 31, 2003                                 4.50:1.00
June 30, 2003                                  4.50:1.00
September 30, 2003                             4.50:1.00
December 31, 2003                              4.50:1.00

March 31, 2004                                 4.10:1.00
June 30, 2004                                  4.10:1.00
September 30, 2004                             4.10:1.00
December 31, 2004                              4.10:1.00

March 31, 2005                                 3.75:1.00
June 30, 2005                                  3.75:1.00
September 30, 2005                             3.75:1.00
December 31, 2005                              3.75:1.00

March 31, 2006                                 3.25:1.00
June 30, 2006                                  3.25:1.00

September 30, 2006                             3.25:1.00
December 31, 2006                              3.25:1.00

For each fiscal quarter thereafter             3.00:1.00

                  (t) Section 5.04(b) is amended by deleting the table set forth therein in its entirety and substituting therefor the following table:

       QUARTER ENDING                            RATIO
       --------------                            -----
March 31, 2002                                 2.00:1.00
June 30, 2002                                  2.00:1.00
September 30, 2002                             2.00:1.00
December 31, 2002                              2.00:1.00

March 31, 2003                                 2.15:1.00
June 30, 2003                                  2.15:1.00
September 30, 2003                             2.15:1.00
December 31, 2003                              2.15:1.00

March 31, 2004                                 2.30:1.00
June 30, 2004                                  2.30:1.00
September 30, 2004                             2.30:1.00
December 31, 2004                              2.30:1.00

March 31, 2005                                 2.60:1.00
June 30, 2005                                  2.60:1.00
September 30, 2005                             2.60:1.00
December 31, 2005                              2.60:1.00

March 31, 2006                                 2.90:1.00
June 30, 2006                                  2.90:1.00

September 30, 2006                             2.90:1.00
December 31, 2006                              2.90:1.00

For each fiscal quarter thereafter             3.00:1.00


                  (u) Section 6.01 is amended by deleting the last paragraph thereof and replacing it with the following new paragraph:

                  "then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the U.S. Borrower, declare the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c) and Swing Line Advances by a Revolving Credit Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the U.S. Borrower, declare the Advances and the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances and the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers, and; provided, however, that, in the event of an actual or deemed entry of an order for relief with respect to any Borrower under the Federal Bankruptcy Code, (x) the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Revolving Credit Lender pursuant to Section 2.03(c) and Swing Line Advances by a Revolving Credit Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Advances and the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers."

                  (v) Section 6.02 is amended by inserting the word "relevant" immediately before the phrase "Issuing Bank" in the last sentence thereof.

                  (w) Section 7.01 is amended deleting the word "the" immediately before the phrase "Issuing Bank" in the first sentence thereof and replacing it with the word "an".

                  (x) Section 7.05(b) is amended in full to read as follows:

                           "(b) Each Lender Party severally agrees to indemnify
                  each Issuing Bank (to the extent not promptly reimbursed by the U.S. Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender Party agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the U.S. Borrower under Section 8.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the U.S. Borrower."

                  (y) Section 7.05(c) is amended in full to read as follows:

                           "(c) For purposes of this Section 7.05, the Lender
                  Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (ii) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the aggregate unused portions of their respective Tranche A U.S. Term Commitments, Tranche A Euro Term Commitments and Tranche B Term Commitments at such time and (iv) their respective Unused Revolving Credit Commitments at such time; provided that the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and the Letter of Credit Advances owing to any Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. The failure of any Lender Party to reimburse any Agent or any Issuing Bank, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to such Agent or such Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse such Agent or such Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse such Agent or such Issuing Bank, as the case may be, for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents."

                  (z) Section 9.01 is amended by deleting the second to last proviso thereof and replacing it with the following new proviso:

                  "provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or of the Issuing Banks, as the case may be, under this Agreement;"

                  (aa) Section 9.02 is amended by deleting the address of the U.S. Borrower therein and replacing it with the new address "15455 Dallas Parkway Suite 1100, Addison, Texas 75001".

                  (bb) Section 9.07(f) is amended in full to read as follows:

                           "(f) Each Issuing Bank may assign to an Eligible
                  Assignee all or a portion of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance. No processing or recordation fee shall be due."

                  (cc) Section 9.09 is amended in full to read as follows:

                           "SECTION 9.09. No Liability of the Issuing Banks. The
                  U.S. Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply substantially with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or
                  (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the U.S. Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the U.S. Borrower, to the extent of any direct, but not consequential, damages suffered by the U.S. Borrower that the U.S. Borrower proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary."

                  (dd) Schedule I is amended by (i) inserting opposite of "Credit Suisse First Boston" under the caption "Letter of Credit Commitment" the amount of "US$25,000,000.00" and (ii) deleting the amount "US$50,000,000.00" set forth opposite "Wells Fargo Bank Texas, N.A." under the caption "Letter of Credit Commitment" and replacing it with the amount of "US$25,000,000.00".

                  (ee) The Credit Agreement is amended to add Schedule IV thereto which shall be as set forth in Schedule I hereto.

                  SECTION 2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, each Lender agrees to waive the requirements of Section 5.02(b) of the Credit Agreement solely with respect to the letters of credit issued by Credit Suisse First Boston to the U.S. Borrower after the Effective Date and before the date hereof and agrees to treat each such letter of credit as a Letter of Credit issued by an Issuing Bank under the Credit Agreement for all purposes thereof and of the Loan Documents.

                  SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Borrowers and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this

Amendment, (ii) the consent attached hereto executed by each Guarantor and each Grantor, (iii) an amendment fee equal to 0.125% of the aggregate Commitments of the Lenders as of the date hereof executing this Amendment on or prior to March 20, 2002 and (iv) evidence that the gross cash proceeds received by the U.S. Borrower from the first issuance of Senior Subordinated Debt after March 1, 2002 are not less than $150,000,000 and that all Net Cash Proceeds in respect of such issuance have been applied as a voluntary prepayment in accordance with Section 2.06(a) of the Credit Agreement to permanently reduce the Facilities (without taking into account any portion of accrued interest with respect to such Senior Subordinated Debt pre-funded by the holders thereof). The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement (it being understood that the provisions of this Amendment relating to the Letter of Credit Facility shall only become effective pursuant to this Section 3 upon the execution of this Amendment by the existing Issuing
Bank).

                  SECTION 4. Representations and Warranties of the Borrower. Each Borrower represents and warrants as follows:

                  (a) On the date hereof, after giving effect to this Amendment, no event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrowers of this Amendment or other transactions contemplated hereby.

                  (c) This Amendment has been duly executed and delivered by the Borrowers. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

                  SECTION 5. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. Costs, Expenses. Each Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       DRESSER, INC., as U.S. Borrower


                                       By  ____________________________
                                           Name:
                                           Title:

                                       D.I. LUXEMBOURG S.A.R.L.,
                                       as Euro Borrower


                                       By  ____________________________
                                           Name:
                                           Title:

                                       DEG ACQUISITIONS, LLC, as Parent

                                       By First Reserve Corporation, its Manager


                                       By  ____________________________
                                           Name:
                                           Title:


                                       By  ____________________________
                                           Name:
                                           Title:

                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                       as Administrative Agent


                                       By  ____________________________
                                           Name:
                                           Title:

                                       MORGAN STANLEY & CO. INCORPORATED, as
                                       Collateral Agent


                                       By  ____________________________
                                           Name:
                                           Title:

                                       CREDIT SUISSE FIRST BOSTON,
                                       as Syndication Agent


                                       By  ____________________________
                                           Name:
                                           Title:


                                       By  ____________________________
                                           Name:
                                           Title:

                                       UBS WARBURG LLC,
                                       as Documentation Agent


                                       By  ____________________________
                                           Name:
                                           Title:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Co-Documentation Agent


                                       By  ____________________________
                                           Name:
                                           Title:

                                       REVOLVING CREDIT LENDERS, TRANCHE A EURO
                                       TERM LENDERS AND TRANCHE A U.S. TERM
                                       LENDERS



                                       ____________________________________
                                       [Print Name of Financial Institution]


                                       By  ____________________________
                                           Name:
                                           Title:

                             TRANCHE B TERM LENDERS


                                    Consent to Amendment No. 1 and Waive
                                    Prepayment from the Issuance of Senior
                                    Subordinated Debt (unless the box below has been checked and is initialed)


                                    _____________________________________
                                    [Print Name of Financial Institution]


                                    By  ______________________________
                                        Name:
                                        Title:


[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             DEG ACQUISITIONS, LLC, as Parent

                             By First Reserve Fund VIII, L.P., its Manager
                             By First Reserve GP VIII, L.P., its General Partner By First Reserve Corporation, its General Partner


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                             MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Administrative Agent


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                             MORGAN STANLEY & CO. INCORPORATED,
                             as Collateral Agent


                             By
                                 -----------------------------------------------
                                  Name
                                  Title:

                             CREDIT SUISSE FIRST BOSTON,
                             as Syndication Agent


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                             UBS WARBURG LLC,
                             as Documentation Agent


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                             GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Co-Documentation Agent


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Allied Irish Banks plc
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Allstate Life Insurance Company
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Bank Leumi USA
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                  Name:
                                  Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Bank of Tokyo-Mitsubishi Trust Company
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             BNP Paribas
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             COPERNICUS CDO EURO-I BV
                             as Assignee


                             By:  ING Capital Advisors LLC, as Collateral
                                  Manager
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Credit Industriel Et Commercial
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Credit Lyonnais New York Branch
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Credit Suisse First Boston
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             The Dai-Ichi Kangyo Bank, Ltd.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Erste Bank New York Branch
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Fortis Capital Corp.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Harbourmaster Loan Corporation B.V.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Indosuez Capital Funding IV, L.P.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             The Industrial Bank of Japan Trust Company
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Jubilee CDO I.B.V.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             Executed by Barclays Capital Asset Management Limit


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             KZH CNC LLC
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             KZH ING-2 LLC
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Lloyds TSB Bank PLC
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Mountain Capital CLO 11 Ltd.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Muirfield Trading LLC
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Natexis Banques Populaires
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Nemean Clo, Ltd
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Octagon Investment Partners III, Ltd.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By:  Octagon Credit Investors, LLC as
                                  Portfolio Manger


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Octagon Investment Partners IV, Ltd.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By:  Octagon Credit Investors, LLC as
                                  Collateral Manger


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Olympic Funding Trust, Series 1999-1
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Orix Financial Services, Inc.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Riviera Funding LLC
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Suffield CLO, Limited
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By:  David L. Babson & Co. Inc. as
                                  Collateral Manager


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Thermopylae Funding Corp.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Transamerica Business Capital Corporation
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Wells Fargo Bank Texas, N.A.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    REVOLVING CREDIT LENDERS, TRANCHE A EURO TERM LENDERS AND TRANCHE A U.S. TERM LENDERS



                             Winged Foot Funding Trust
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             AERIES FINANCE-II LTD.

                             By: INVESCO Senior Secured Management, Inc.
                                 as Sub-Managing Agent
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             AIM FLOATING RATE FUND

                             By: INVESCO Senior Secured Management, Inc.
                                 As Attorney in fact
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             ADDISON CDO, LIMITED (ACCT 1279)

                             By: Pacific Investment Management Company LLC,
                                 as its Investment Advisor
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             AIMCO CDO SERIES 2000-A
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             AIMCO CLO SERIES 2001-A
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             ALLSTATE LIFE INSURANCE COMPANY
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             AMARA-1 FINANCE LTD.

                             By: INVESCO Senior Secured Management, Inc.
                                 as Sub-advisor
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             AMARA-2 FINANCE LTD.

                             By: INVESCO Senior Secured Management, Inc.
                                 as Sub-advisor
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


Dresser, Inc.                Consent to Amendment No. 1 and Waive Prepayment
                             from the Issuance of Senior Subordinated Debt
                             (unless the box below has been checked and is initialed)


                             AMMC CDO I, LIMITED

                             By: American Money Management Corp.,
                                 as Collateral Manger
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


Dresser, Inc.                Consent to Amendment No. 1 and Waive Prepayment
                             from the Issuance of Senior Subordinated Debt
                             (unless the box below has been checked and is initialed)


                             AMMC CDO II, LIMITED

                             By: American Money Management Corp.,
                                 as Collateral Manger
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             APEX (IDM) CDO 1, LTD.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        APEX (TRIMARAN) CDO 1, LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]



                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                              Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                              ARCHIMEDES FUNDING III, LTD.
                              --------------------------------------------------
                              By: ING Capital Advisors LLC as Collateral Manager [Print Name of Financial Institution]


                              By
                                 -----------------------------------------------
                                  Name:
                                  Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                            Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                            ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                            ----------------------------------------------------
                            By: ING Capital Advisors, LLC, as Collateral Manager [Print Name of Financial Institution]


                            By
                               -------------------------------------------------
                                Name:
                                Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


ARES Leveraged Investment Fund II, LP
By: ARES Management II, LP
Its: General Partner
[Print Name of Financial Institution]


By
   ----------------------------------
    Name:
    Title:


                                        ARES IV CLO LTD.
                                        ----------------------------------------
                                        By: ARES CLO Management IV, L.P. as
                                        Investment Manger
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:





                                        ARES III CLO LTD.
                                        ----------------------------------------
                                        By: ARES CLO Management LLC
                                        Its: Investment Manger
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        ATHENA CDO, LIMITED (ACCT 1277)
                                        ----------------------------------------
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        AVALON CAPITAL LTD.
                                        ----------------------------------------
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        AVALON CAPITAL LTD. 2
                                        ----------------------------------------
                                        By: INVESCO Senior Secured Management,
                                        Inc. as Portfolio Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        BANK OF MONTREAL
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        BANKERS TRUST COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        BLACK DIAMOND CLO 2000-1 LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        CAPTIVA III FINANCE LTD. (ACCT. 275),
                                        ----------------------------------------
                                        as advised by Pacific Investment
                                        Management Company LLC
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        CAPTIVA IV FINANCE LTD. (ACCT. 1275),
                                        ----------------------------------------
                                        as advised by Pacific Investment
                                        Management Company LLC
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        CENTURION CDO II, LTD.
                                        ----------------------------------------
                                        By: American Express Asset Management
                                            Group Inc. as Collateral Manager
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        CENTURION CDO III
                                        ----------------------------------------
                                        By: American Express Asset Management
                                            Group Inc. as Collateral Manager
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        CHARTER VIEW PORTFOLIO
                                        ----------------------------------------
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        COLUMBUS LOAN FUNDING LTD.
                                        ----------------------------------------
                                        By: Travelers Asset Management
                                            International Company LLC
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        COSTANTINUS EATON VANCE CDO V, LTD.
                                        ----------------------------------------
                                        By: Eaton Vance Management as Investment
                                            Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        CONTINENTAL CASUALTY COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        DEBT STRATEGIES FUND, INC.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        DELANO COMPANY (ACCT 274)
                                        ----------------------------------------
                                        By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        DENALI CAPITAL LLC, management member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CLO I, LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        DIVERSIFIED CREDIT PORTFOLIO LTD.
                                        ----------------------------------------
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        EATON VANCE CDO II, LTD.
                                        ----------------------------------------
                                        By: EATON VANCE Management as Investment
                                            Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        EATON VANCE CDO III, LTD.
                                        ----------------------------------------
                                        By: EATON VANCE Management as Investment
                                            Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        EATON VANCE CDO IV, LTD.
                                        ----------------------------------------
                                        By: EATON VANCE Management as Investment
                                            Advisor
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        EATON VANCE SENIOR INCOME TRUST
                                        ----------------------------------------
                                        By: EATON VANCE Management as Investment
                                            Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                      Consent to Amendment No. 1 and Waive
                                      Prepayment from the Issuance of Senior
                                      Subordinated Debt (unless the box below
                                      has been checked and is initialed)


                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                      ------------------------------------------
                                      By: EATON VANCE Management as Investment
                                          Advisor
                                      [Print Name of Financial Institution]


                                      By
                                         ---------------------------------------
                                          Name:
                                          Title:























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        ELC (CAYMAN) LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        ELC (CAYMAN) LTD. CDO SERIES 1991-1
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        ENDURANCE CLO I, LTD.
                                        ----------------------------------------
                                        By: ING Capital Advisors LLC, as
                                            Portfolio Manager
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        FIDELITY ADVISOR SERIES II:
                                        FIDELITY ADVISOR FLOATING RATE
                                        HIGH INCOME FUND
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        FLAGSHIP CLO 2001-1
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        FRANKLIN CLO II, LIMITED
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        FRANKLIN FLOATING RATE MASTER SERIES
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        GALAXY CLO 1991-1, LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        GRAYSON & CO.
                                        ----------------------------------------
                                        By: Boston Management and Research as
                                            Investment Advisor
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                              Name:
                                              Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        HAMILTON CDO, LTD
                                        ----------------------------------------
                                        By: Stanfield Capital Partners LLC as
                                            its Collateral Manager
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        HARBOUR TOWN FUNDING TRUST
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                            Name:
                                            Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             HARBOURVIEW CLO IV LTD., FUND
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                    TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             IKB CAPITAL CORPORATION
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             INDOSUEZ CAPITAL FUNDING VI, LIMITED

                             By: Indosuez Capital as Collateral Manager
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND HOLDINGS, LTD.

                             By: ING Capital Advisors LLC as Investment Manager
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:











[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             ING PRIME RATE TRUST

                             By: ING Investments, LLC as its investment manager
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             J.H. WHITNEY MARKET VALUE FUND, L.P.
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             JISSEKIKUN FUNDING, LTD (Acct 1288)

                             By: Pacific Investment Management Company LLC,
                                 as its Investment Advisor
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS


                             Consent to Amendment No. 1 and Waive Prepayment from the Issuance of Senior Subordinated Debt (unless the box below has been checked and is initialed)


                             JUPITER FUNDING TRUST
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                 -----------------------------------------------
                                   Name:
                                   Title:













[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KATONAH II, LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH CNC LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH CRESCENT LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH CRESCENT-2 LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]




                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH CRESCENT-3 LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH CYPRESSTREE-1 LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH ING-2 LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH ING-3 LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH PONDVIEW LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH RIVERSIDE LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH SOLEIL LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH SOLEIL-2 LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH STERLING LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        KZH WATERSIDE LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        LCM I LIMITED PARTNERSHIP
                                        ----------------------------------------
                                        By: Lyon Capital Management LLC,
                                            as Attorney-in-Fact
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                 TRANCHE B TERM LENDERS

                         Consent to Amendment No. 1 and Waive
                         Prepayment from the Issuance of Senior
                         Subordinated Debt (unless the box below
                         has been checked and is initialed)


                         LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND.
                         -------------------------------------------------------
                         By: Stein Roe & Farnham Incorporated, as Advisor
                         -------------------------------------------------------
                         [Print Name of Financial Institution]


                         By
                            ----------------------------------------------------
                            Name:
                            Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        LONG LANE MASTER TRUST IV
                                        ----------------------------------------
                                        By: Fleet National Bank as Trust
                                            Administrator
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        LONGHORN CDO II, LTD.
                                        ----------------------------------------
                                        By: Merrill Lynch Investment Managers,
                                            L.P. as Investment Advisor
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        MAGNETITE ASSET INVESTORS III L.L.C.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        MASS MUTUAL HIGH YIELD PARTNERS II, LLC
                                        ----------------------------------------
                                        By: HYP Management Inc.,
                                            as Managing Member
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        MASTER SENIOR FLOATING RATE TRUST
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        METROPOLITAN LIFE INSURANCE COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        ML CLO XV PILGRIM AMERICA (CAYMAN) LTD,
                                        ----------------------------------------
                                        By: ING Investments, LLC as its
                                            investment manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD,
                                        ----------------------------------------
                                        By: ING Investments, LLC
                                            as its investment manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        MOUNTAIN CAPITAL CLO 11 LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NEMEAN CLO, LTD
                                        ----------------------------------------
                                        By: ING Capital Advisors LLC.
                                            as Investment Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NEWTON CDO LTD
                                        ----------------------------------------
                                        By: David L. Babson & Co., Inc.
                                            as Collateral Agent
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NOMURA BOND & LOAN FUND


                                        By: JFJ Trust Company of New York
                                            as Trustee

                                        By: Normura Corporate Research and Asset
                                            Management Inc. Attorney-in-fact
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NORSE CBO, LTD.
                                        ----------------------------------------
                                        By: Regiment Capital Management, LLC
                                            as its Investment Advisor

                                        By: Regiment Capital Advisors, LLC
                                            its Manager and pursuant to
                                            delegated authority
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                      TRANCHE B TERM LENDERS

                              Consent to Amendment No. 1 and Waive
                              Prepayment from the Issuance of Senior
                              Subordinated Debt (unless the box below
                              has been checked and is initialed)


                              NORTH AMERICAN SENIOR FLOATING RATE FUND INC.
                              --------------------------------------------------
                              By: Stanfield Capital Partners LLC as Subadvisor
                              --------------------------------------------------
                              [Print Name of Financial Institution]


                              By
                                  ----------------------------------------------
                                  Name:
                                  Title:

[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NORTHWOODS CAPITAL, LIMITED
                                        ----------------------------------------
                                        By: Angelo, Gordon & Co., LP.,
                                            as Collateral Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NORTHWOODS CAPITAL II, LIMITED
                                        ----------------------------------------
                                        By: Angelo, Gordon & Co., LP.,
                                            as Collateral Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NORTHWOODS CAPITAL III, LIMITED
                                        ----------------------------------------
                                        By: Angelo, Gordon & Co., LP.,
                                            as Collateral Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NORA CDO 2001, LTD.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        NUVEEN FLOATING RATE FUND
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        OAK HILL CREDIT PARTNERS I, LIMITED
                                        ----------------------------------------
                                        By: Oak Hill CLO Management, LLC
                                            as Investment Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        OAK HILL SECURITIES FUND, L.P.
                                        ----------------------------------------
                                        By: Oak Hill Securities GenPar L.P.
                                            its General Partner

                                        By: Oak Hill Securities Mgr, Inc.
                                            its General Partner
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        OAK HILL SECURITIES FUND II, L.P.
                                        ----------------------------------------
                                        By: Oak Hill Securities GenPar II, L.P.
                                            its General Partner

                                        By: Oak Hill Securities MGP II, Inc.
                                            its General Partner
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                      TRANCHE B TERM LENDERS

                              Consent to Amendment No. 1 and Waive
                              Prepayment from the Issuance of Senior
                              Subordinated Debt (unless the box below
                              has been checked and is initialed)


                              OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1 LTD.
                              --------------------------------------------------
                              By: INVESCO Senior Secured Management, Inc.
                              As Subadvisor
                              --------------------------------------------------
                              [Print Name of Financial Institution]


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:

[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        OCTAGON INVESTMENT PARTNERS III, LTD.
                                        ----------------------------------------
                                        By: Octagon Credit Investors, LLC
                                            as Portfolio Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        OCTAGON INVESTMENT PARTNERS IV, LTD.
                                        ----------------------------------------
                                        By: Octagon Credit Investors, LLC
                                            as Collateral Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        PAXDEN & RYGEL HIGH INCOME FUND
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        PILGRIM CLO 1991-1 LTD.
                                        ----------------------------------------
                                        By: ING Investments, LLC
                                            as its investment manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        PINEHURST TRADING, INC.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        PPM SHADOW CREEK FUNDING TRUST
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        PPM SPYGLASS FUNDING TRUST
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        PRINCIPAL LIFE INSURANCE COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                                        ----------------------------------------
                                        By: CPF Asset Advisors, LLC
                                            as Investment Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:






[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                      TRANCHE B TERM LENDERS

                              Consent to Amendment No. 1 and Waive
                              Prepayment from the Issuance of Senior
                              Subordinated Debt (unless the box below
                              has been checked and is initialed)


                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              --------------------------------------------------
                              [Print Name of Financial Institution]


                              By
                                 -----------------------------------------------
                                 Name:
                                 Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                     TRANCHE B TERM LENDERS

                             Consent to Amendment No. 1 and Waive
                             Prepayment from the Issuance of Senior
                             Subordinated Debt (unless the box below
                             has been checked and is initialed)


                             ROYALTON COMPANY (Acct 280)
                             ---------------------------------------------------
                             By: Pacific Investment Management Company LLC,
                             as its Investment Advisor
                             ---------------------------------------------------
                             [Print Name of Financial Institution]


                             By
                                ------------------------------------------------
                                Name:
                                Title:





[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                                TRANCHE B TERM LENDERS

                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        BRANT POINT CBO 1999-1 LTD.,
                                        as Term Lender
                                        ----------------------------------------
                                        By: Sankaty Advisors, Inc.,
                                            as Collateral Manager
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:




[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt
     (please initial).

                             TRANCHE B TERM LENDERS



                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        BRANT POINT II CBO 2000-1 LTD., as
                                        Term Lender

                                        By: Sankaty Advisors, LLC., as
                                            Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        GREAT POINT CLO 1999-1 LTD., as
                                        Term Lender

                                        By: Sankaty Advisors, LLC., as
                                            Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        RACE POINT CLO, LIMITED, as Term Lender

                                        By: Sankaty Advisors, LLC., as
                                            Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SANKATY HIGH YIELD PARTNERS II, L.P.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SANKATY HIGH YIELD PARTNERS III, L.P.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SAWGRASS TRADING LLC
                                        ----------------------------------------
                                        [Print Name of Financial Institution]



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SCUDDER FLOATING RATE FUND
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SEABOARD CLO 2000 LTD.


                                        By: ORIX Capital Markets, LLC
                                            Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research as
                                            Investment Advisor
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SENIOR HIGH INCOME PORTFOLIO, INC.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SENIOR LOAN FUND
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SEQUILS - CENTURION V, LTD.

                                        By: American Express Asset Management
                                            Group Inc. as Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SEQUILS - CUMBERLAND I, LTD.

                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SEQUILS - ING I (HBDGM), LTD.

                                        By: ING Capital Advisors LLC, As
                                            Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SEQUILS-LIBERTY, LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. As Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                       Consent to Amendment No. 1 and Waive
                                       Prepayment from the Issuance of Senior
                                       Subordinated Debt (unless the box below
                                       has been checked and is initialed)


                                       SEQUILS-MAGNUM, LTD. (#1280)

                                       By: Pacific Investment Management Company
                                           LLC, as its Investment Advisor
                                           -------------------------------------
                                       [Print Name of Financial Institution]


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SEQUILS-PILGRIM I, LTD

                                        By: ING Investments, LLC as its
                                            investment manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SIERRA CLO I
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SIMSBURY CLO, LIMITED

                                        By:  Mass Mutual Life Insurance Company
                                             as Collateral Manager
                                             -----------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        STANFIELD ARBITRAGE CDO, LTD.

                                        By:  Stanfield Capital Partners LLC
                                             as its Collateral Manager
                                             -----------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        STANFIELD QUATTRO CLO, LTD.


                                        By:  Stanfield Capital Partners LLC
                                             As its Collateral Manager
                                             -----------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                        By:  Stanfield Capital Partners LLC
                                             as its Collateral Manager
                                             -----------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SUFFIELD CLO, LTD.

                                        By:  David L. Babson & Co., Inc.
                                             as Collateral Manager
                                             -----------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SUNAMERICA LIFE INSURANCE COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        SWISS LIFE US RAINBOW LIMITED

                                        By:  ING Capital Advisors LLC
                                             as Investment Manager
                                             -----------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        TARA HILL B.V.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        TCW SELECT LOAN FUND, LIMITED

                                        By: TCW Advisors, Inc.
                                            as its Collateral Manager
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:



















[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        THERMOPYLAE FUNDING CORP.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        TORONTO DOMINION (NEW YORK), INC.
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        TRAVELERS CORPORATE LOAN FUND INC.

                                        By: Travelers Asset Management
                                            International Company LLC
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        THE TRAVELERS INSURANCE COMPANY
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        UBS AG, STAMFORD BRANCH


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:



















[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.
                                            ------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        VENTURE CDO 2002, LIMITED
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        WINDSOR LOAN FUNDING, LIMITED

                                        By:  Stanfield Capital Partners LLC
                                             as its Investment Manager
                                             -----------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:
























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                             TRANCHE B TERM LENDERS


                                        Consent to Amendment No. 1 and Waive
                                        Prepayment from the Issuance of Senior
                                        Subordinated Debt (unless the box below
                                        has been checked and is initialed)


                                        WINGED FOOT FUNDING TRUST
                                        ----------------------------------------
                                        [Print Name of Financial Institution]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:























[ ] The above-referenced Financial Institution would like to be Prepaid from the Proceeds of the Issuance of the Senior Subordinated Debt (please initial).

                                  ISSUING BANKS


                                       WELLS FARGO BANK, N.A.

                                       By  ___________________________
                                           Name:
                                           Title:

                                       CREDIT SUISSE FIRST BOSTON

                                       By  __________________________
                                           Name:
                                           Title:


                                       By  __________________________
                                           Name:
                                           Title:

                                 SWING LINE BANK

                                       WELLS FARGO BANK TEXAS, N.A.


                                       By  __________________________
                                           Name:
                                           Title:

                                     CONSENT

                                                      Dated as of March 13, 2002

                  Each of the undersigned as a Loan Party under the Credit Agreement referred to in the foregoing Amendment and as Grantor under the Security Agreement dated as of April 10, 2001 (the "SECURITY AGREEMENT") in favor of the Collateral Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                       DRESSER INTERNATIONAL, INC.


                                       By  ___________________________
                                           Name:
                                           Title:


                                       DRESSER RE, INC.


                                       By  ___________________________
                                           Name:
                                           Title:


                                       DRESSER RUSSIA, INC.


                                       By  ___________________________
                                           Name:
                                           Title: